GOLDMAN SACHS TRUST

Goldman Sachs Strategic Factor Funds

Institutional and Class P Shares

of the

Goldman Sachs Strategic Volatility Premium Fund

(the “Fund”)

Supplement dated December 13, 2024 to the

Prospectuses dated December 29, 2023, as supplemented to date

The Fund’s distributions from net investment income are currently declared and paid annually. Effective December 29, 2024, the Fund’s distributions from net investment income will be declared and paid quarterly. The Fund’s first quarterly distribution from net investment income is expected to occur on or about March 31, 2025. Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectuses for future reference.

STRATSTK1 12-24